Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 to this Quarterly Report of Mayor’s Jewelers, Inc. (the “Company”) on Form 10-Q/A for the thirteen weeks ended December 27, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lawrence R. Litowitz, Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002 that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 7, 2005

/s/ Lawrence R. Litowitz

Lawrence R. Litowitz
Interim Chief Financial Officer